EXHIBIT 10.20

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "AGREEMENT") is entered into this 5th day of September, 2000, by and among Micrografx, Inc., a Texas corporation (the "COMPANY") and each of the purchasers identified on Schedule 1 hereto (the "PURCHASERS").

                                   WITNESSETH:

WHEREAS, the Company has authorized and desires to issue and sell to the Purchasers hereunder certain shares of the Company's Series A Convertible Preferred Stock, par value $0.10 per share ("PREFERRED STOCK");

         WHEREAS, the Purchasers desire to purchase such Preferred Stock from the Company on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

Section 1.                 PURCHASE AND SALE TRANSACTION.
                           -----------------------------

1.1. PURCHASE AND SALE. In reliance upon the representations and warranties of the parties set forth herein, each Purchaser agrees to purchase from the Company, and the Company agrees to authorize, issue and sell to each Purchaser the number of shares of Preferred Stock (collectively, the "PREFERRED SHARES") set forth the name of such Purchaser on Schedule 1 hereto, for the purchase price set forth opposite the name of such Purchaser on Schedule 1 hereto.

1.2. CLOSING. The closing of the purchase and sale of the Preferred Shares (the "CLOSING") shall take place on the date hereof at the principal executive offices of the Company.

1.3. PAYMENT. At the Closing, each Purchaser shall pay to The Chase Manhattan Bank as escrow agent (the "Escrow Agent"), the purchase price (the "Purchase Price") for the Preferred Shares purchased by it by wire transfer of immediately available funds in accordance with wire transfer instructions provided to such Purchaser by the Company. The Escrow Agent shall release the Purchase Price to the Company in accordance with the instructions set forth therein.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce the Purchasers to purchase the Preferred Shares purchased by it, the Company hereby represents and warrants to each Purchaser that each of the following statements is true and correct on the date hereof:

2.1. CORPORATE AND GOVERNMENTAL AUTHORIZATION; CONTRAVENTION. The execution, delivery and performance of this Agreement by the Company are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental authority (other than filings with any applicable securities regulatory authorities (i) to perfect exemptions from the registration or qualification requirements of applicable securities laws or (ii) to comply with provisions of the Securities Act of 1933, as amended (the "Securities Act"), or Securities Exchange Act of 1934, as amended, which in each case will be made immediately following the Closing), and, except for matters which have been waived in writing by the appropriate person, do not contravene, or constitute a default under, any provision of applicable law or of the articles of incorporation or bylaws of the Company.

2.2. BINDING EFFECT. This Agreement constitutes the valid and binding agreement of the Company enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

2.3. ISSUANCE OF PREFERRED SHARES. The Preferred Shares, when issued upon payment of the applicable purchase price in accordance with SECTION 1.3 will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all liens, claims and encumbrances created by the Company, including preemptive rights. The shares of Common Stock of the Company issuable upon a conversion of the Preferred Shares (the "CONVERSION SHARES"), when issued upon conversion of the Preferred Shares, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all liens, claims and encumbrances created by the Company, including, without limitation, all preemptive rights.

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Section 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.  In order to induce the Company to issue and sell the Preferred Shares to the Purchasers hereunder, each Purchaser hereby severally (but not jointly) represents and warrants to the Company, with respect to itself only, as follows:

3.1. DUE AUTHORIZATION; NO CONFLICTS. The execution, delivery and performance by such Purchaser of this Agreement (a) are within such Purchaser's partnership power, limited liability company power, corporate power or individual power and
(b) have been duly authorized by all necessary partnership, limited liability, corporate or other action on the part of each Purchaser.

3.2.  SECURITIES REPRESENTATIONS.

                  (a) NO INTENDED DISTRIBUTION. Each Purchaser is acquiring the Preferred Shares to be purchased by it (and, if the Preferred Shares are converted, the Conversion Shares) for investment purposes only, for its own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

                  (b) ACCREDITED INVESTOR.  Each Purchaser is an
"accredited investor" within the meaning of Rule 501 under the Securities Act.

                  (c) INVESTMENT EXPERIENCE. Each Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company, and each Purchaser is able financially to bear the risks thereof.

                  (d) DISCLOSURE OF INFORMATION. Each Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Preferred Shares to be purchased by such Purchaser under this Agreement. Such Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Preferred Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser had access.

         3.3 RESTRICTED SECURITIES. Each Purchaser understands that (i) the Preferred Shares are characterized as "restricted securities" under the Securities Act in as much as they are being acquired from the Company in a transaction not involving a public offering and that (ii) under the Securities Act and applicable regulations thereunder, such securities (or securities issued upon conversion thereof) may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that such Purchaser is familiar with Rule 144, as amended, promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act ("Rule 144"), and understands the resale limitations imposed thereby and by the Securities Act. Such Purchaser understands that the Company is under no obligation to register any of the securities sold hereunder.

                  (a) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Preferred Shares or the Conversion Shares unless and until:

                           (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii)(A)  such  Purchaser   shall  have  notified  the
         Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) such Purchaser shall have furnished the Company, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

                  (b) LEGEND. It is understood that the certificates evidencing the Preferred Shares and the Conversion Shares will bear the legend set forth below:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE


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         SECURITIES  LAWS,  PURSUANT TO  REGISTRATION  OR  EXEMPTION  THEREFROM.
         INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         The legend set forth above shall be removed by the Company from any certificate evidencing Preferred Shares or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Preferred Shares or Conversion Shares.

Section 4.                 MISCELLANEOUS.
                           -------------

4.1. EXPENSES. Each party shall bear their own expenses incurred in connection with the transactions contemplated herein.

4.2. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement.

4.3. TEXAS LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

4.4. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Purchasers and the Company shall have received counterparts hereof signed by all of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the date first above written.

COMPANY:

MICROGRAFX, INC.

By:      /S/ JOHN M. CARRADINE
         ---------------------
Its:     CHIEF FINANCIAL OFFICER

PURCHASERS:

GRAHAM PARTNERS, L.P.

By:      /S/MONICA GRAHAM
         ----------------
Its:     GENERAL PARTNER

GIRWOOD FINANCE CORPORATION LIMITED

By:     /S/RAMON GONLAW
        ---------------
Its:    DIRECTOR

A.H. HANNINK AND E.C. HANNINK JT WROS

By:     /S/A.H. HANNINK AND /S/E.C. HANNINK
        -----------------------------------

OCEAN FUND

By:     /S/OSCAR HEIJN
        ---------------
Its:    GENERAL MANAGER


By:     /S/STEVEN SARIGIANIS
        --------------------

By:     /S/OSCAR HEIJN
        --------------

By:     /S/HENDRIK P. VAN PIGGELEN
        --------------------------













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